UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/18 - 12/31/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

DISCOVERING OPPORTUNITIES

DECEMBER 31, 2018     ANNUAL REPORT

M I D A S
I N V E S T I N G

P H I L  O S O P H  Y

We believe that a quality investing approach can provide an important advantage in volatile markets.

We also believe that personal investment planning can be successful by following two simple rules.

•  Get started today with a regular monthly investment program.

•  Stick with your program through quality investing and a long term approach.

MIDAS FUND	MIDAS MAGIC
(Ticker: MIDSX)	(Ticker: MISEX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion and coins.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

LETTER TO SHAREHOLDERS

A December 26, 2018 Bloomberg.com article proclaimed “Fund Investors Pull $56 Billion in Biggest Exit Since 2008” as “stocks have plunged on fears.” What were the Midas Funds doing at this time? As you will note from the following pages of our annual report, the Funds were getting aggressively leveraged in anticipation of the eventual dissipation of the “fears” and a recovery in stock prices. So far our strategy has proven correct: since the beginning of 2019 through January 31st, Midas Magic is up 10.84% and Midas Fund has risen 10.19%. Investors who redeemed their investments in

December 2018 missed a strong recovery, just as those other investors did who redeemed in 2008. The lesson for investors? To try to avoid buying with exuberance and selling on fear.

A MIDAS SYSTEMATIC APPROACH

Systematic investing can reduce the likelihood of buying all of your shares at emotional market highs. With Midas, you can get started with systematic monthly investing with as little as $100 a month by signing up through the free Midas Systematic Investment Program. With the Systematic Investment Program, you decide now to invest a certain amount each month in the future for as long as you like and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Although this program cannot assure a profit, protect against loss in a declining market, or eliminate the risk of permanent loss, we believe it can result in a lower average cost for your Midas purchases. You should consider your ability to continue your Midas purchases through periods of low prices before undertaking such a strategy.

To avoid selling on fear to cover the costs of retirement or other expenses, consider the free Midas Systematic Withdrawal Program. With the Systematic Withdrawal Program, you direct Midas to make regular withdrawals from your Midas account, with either checks going to your address of record or electronic payments to your bank.

THE MIDAS KEYS: STARTING A PLAN NOW AND STICKING WITH IT

In our view at Midas, any plan to reach future financial goals can be helped by following two basic rules: (1) get started today with a regular investment program and (2) stick with your program through quality investing and a long term approach.

(1) Get started now. Try the Midas Systematic Investment Program with a small monthly amount at first. The short and easy Midas form you need – “Systematic Purchase/Withdrawal Form” – can be found at http://www.midasfunds.com/allforms. html. If you have any questions, just call Midas Shareholder Services at 1-800-400-MIDAS (6432).

(2) Stick with your program through quality investing and a long term approach. By quality investing, we at Midas mean seeking investments in established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. Seeking quality in this manner can sustain an investor’s focus on long term results. That’s why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features.

1 MIDAS ANNUAL REPORT 2018

DISCOVERING OPPORTUNITIES

You are most cordially invited to read the following Midas reports to shareholders to learn more about each Fund’s investing results and risks. We then suggest you formulate your own financial goals and take positive steps to implement an investment plan to seek those goals. Positive steps might also include contributing to a tax advantaged Midas retirement account. In this connection, we suggest you consider one or both of the Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA. Midas also offers Health Savings Accounts as well as Education Savings Accounts. Forms for all of these plans may be found at www.MidasFunds.com.

START YOUR MIDAS INVESTMENT PLAN TODAY - OPENING A MIDAS ACCOUNT IS EASY AND CONVENIENT

“By quality investing, we at Midas mean seeking investments in established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses.”

.

It’s easy to open a Midas account, and you can do it online at MidasFunds.com by clicking “Open an Account” at the top menu bar and following the prompts. Whether to establish a Midas regular individual or joint account, a Midas Traditional or Roth IRA for your retirement planning, or to create a Midas Coverdell Education Savings Account for your child, just follow the step-by-step instructions to open a new Midas account and start investing with Midas today. Once you’ve opened your Midas account, you’ll have access to THE MIDAS TOUCH® at MidasFunds.com for free, 24-hour access to your Midas account and free electronic delivery of your Midas account statements, shareholder reports, prospectuses, tax information, and other updates.

If you have any questions about the Midas Family of Funds or our attractive suite of Midas shareholder services, please call us at 1-800-400-MIDAS (6432) with no obligation on your part.

Sincerely,

Thomas B. Winmill

President

MIDAS ANNUAL REPORT 2018 2

MIDAS FUND
Portfolio Commentary

It is a pleasure to welcome each of our new shareholders who have invested in Midas Fund directly or through one of the many brokerage firms making the Fund available to its customers and to submit this 2018 Annual Report. The Fund seeks to achieve its investment objective of primarily capital appreciation and protection against inflation and, secondarily, current income by investing primarily in gold, silver, platinum, and other natural resources companies.

GOLD PRICES, FINANCIAL MARKETS, AND MIDAS RETURNS

During 2018, the gold price averaged about $1,269 per ounce (all metal prices are based on the Bloomberg Composite (NY) Spot Price) as compared to $1,258 in 2017. Yet, with a low of $1,174 in August and a high of $1,358 in January, the gold price ended down about 2.7% from the start of 2018. Spot prices of other metals also fell in 2018, with silver down about 9.8% and platinum down about 15.7%. Inflation, however, rose over the 12 months through December 2018 as measured by (i) the Consumer Price Index for All Urban Consumers, which increased 1.9% as compared to 2.1% in the same period in 2017, and (ii) the Producer Price Index for final demand which moved up 2.5% in 2018, as compared to 3.0% in 2017.

While financial markets for general equities declined in 2018, with the Dow Jones Industrial Average down about 3.48%, the market for more volatile gold stocks (as measured by the NYSE Gold Bugs Index) fell 16.50%, while Midas Fund’s total return was (12.90)%. During this period, the Fund’s net investment loss, net realized loss on investments, and unrealized appreciation on investments were, respectively, $441,974, $3,808,616, and $2,061,549, which contributed significantly to the Fund’s total return. During 2018, gains were realized on sales of, among others, Ivanhoe Mines Ltd. Class A, a platinum and copper mine developer, and losses realized on, among others, Goldcorp Inc., a major gold producer. During this period, unrealized depreciation was recorded from holdings of, among others, Alamos Gold Inc, an intermediate gold producer with operations in North America and Asia, and unrealized appreciation from, among others, Saracen

Mineral Holdings Limited, a western Australian intermediate gold producer.

Looking ahead, outperformance by gold and other natural resource stocks might be in the offing as we note increasing levels of consumer and producer inflation and burgeoning fiscal imbalances in the United States and many other countries around the world. Using a disciplined approach, the Fund seeks to emphasize gold and other natural resource companies offering financial strength, expanding production profiles, strong and increasing free cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we believe to be attractive companies at generally reasonable valuations, we view Midas Fund as well positioned to seek capital appreciation and protection against inflation. During the last several years many mining companies have worked to strengthen their balance sheets and we believe that has created a situation that may present exciting investment opportunities should the price of gold move higher.

CONTACT US FOR INFORMATION AND SERVICES

Since the Fund’s strategies reflect long term wealth building goals within a volatile sector, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Systematic Investment Program. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432).

1.	Newmont Mining Corporation	6.	Saracen Mineral Holdings Limited
2.	Agnico Eagle Mines Limited	7.	OceanaGold Corporation
3.	SPDR Gold Trust	8.	Evolution Mining Ltd.
4.	Randgold Resources Limited ADR	9.	Alamos Gold Inc.
5.	SSR Mining Inc.	10.	B2Gold Corp.

Top ten security holdings comprise approximately 61% of total assets. These security holdings are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

3 MIDAS ANNUAL REPORT 2018

MIDAS MAGIC
Portfolio Commentary

It is a pleasure to welcome each of our new shareholders to Midas Magic and to submit this 2018 Annual Report. The Fund seeks to achieve its investment objective of capital appreciation by investing in any security type (i.e., stocks, bonds, etc.), in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

ECONOMIC AND MARKET REPORT

During the December 2018 meeting of the Federal Open Market Committee (“FOMC”) of the Federal Reserve Bank (the “Fed”), the Fed’s staff reviewed economic data which suggested “that labor market conditions continued to strengthen in recent months and that real GDP growth was strong,” citing the decrease in the national unemployment rate to “a very low level of 3.7%” in November 2018. Regarding inflation, the staff noted that “consumer price inflation, as measured by the 12 month percentage change in the price index for personal consumption expenditures (PCE), was 2% in October.” In addition, compensation, as measured by hourly earnings, increased 3.1% in the twelve months ended in November 2018.

In financial markets, the Fed staff noted “concerns over escalating trade tensions, global growth prospects, and the sustainability of corporate earnings growth “ as “among the factors that appeared to contribute to a significant drop in U.S. equity prices.” Yet, the staff opined that “financing conditions for businesses and households tightened a bit but generally remained supportive of economic growth.”

INVESTMENT STRATEGY AND RETURNS

In view of these economic and market developments, the Fund’s strategy has been to focus primarily on large companies, with a broad orientation towards conservatively priced value stocks and selected growth issues. The Fund seeks companies with strong operations showing superior returns on equity and assets with reasonable valuations. Relative to the S&P 500 Index, the Fund’s portfolio currently is more weighted in financial services and consumer cyclical companies while having less weight in economically sensitive and defensive industries.

In 2018, the Fund’s net investment loss, net realized gain on investments, and unrealized depreciation on investments were, respectively, $293,472, $690,614, and $1,972,385, which contributed significantly to the Fund’s total return of (11.35)%. Profitable sales in the period were made of, among others, shares of Johnson & Johnson in the chemical and allied products sector, and losses were taken on, among others, Signet Jewelers Limited in the miscellaneous retail sector. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation of investments over the period, IPG Photonics Corporation in the electronics and other electrical equipment and components, except computer equipment sector was a significant contributor to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Mastercard Incorporated Class A in the business services sector.

THE OUTLOOK FOR OPPORTUNITIES IN 2018

In general, the FOMC appears to be expecting economic growth to remain above trend in 2019 and then slow. Accordingly, we believe that investors might anticipate favorable, although possibly volatile, markets in 2019, and that economic and market risks suggest a careful strategy. Accordingly, our current view of financial markets suggests that the Fund may benefit during the remainder of the year from its flexible portfolio approach and employing aggressive and speculative investment techniques as deemed appropriate.

1.	Mastercard Incorporated Class A	6.	AutoZone, Inc.
2.	Alphabet Inc. Class A	7.	Apple Inc.
3.	Berkshire Hathaway, Inc. Class B	8.	Robert Half International Inc.
4.	Johnson & Johnson	9.	Broadcom Inc.
5.	JPMorgan Chase & Co.	10.	Marcus & Millichap, Inc.

Top ten security holdings comprise approximately 65% of total assets. These security holdings are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

MIDAS ANNUAL REPORT 2018 4

PERFORMANCE GRAPHS / TOTAL RETURNS
	Portfolio Commentary	(Unaudited)

RESULTS OF $10,000 INVESTMENT JANUARY 1, 2009 THROUGH DECEMBER 31, 2018

The performance graphs show returns of an initial investment of $10,000 in each of Midas Fund and Midas Magic from 1/1/09 to 12/31/18. Midas Fund is compared to the S&P 500 Index (“S&P 500”) and the Morningstar Category of Equity Precious Metals funds, an index of 59 funds, 42 of which have been in existence since 1/1/09. Midas Magic is compared to the S&P 500 and the Russell 2000 Index (“Russell 2000”). The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, are unmanaged and fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Results of $10,000 Investment January 1, 2009 Through December 31, 2018

	Value as of 12/31 /18	% Aggregate Total Return*†	% Avg. Annual Return*†

Midas Fund	$ 5,268	(47.32)%	(6.21)%

Midas Magic	$ 29,002	190.02%	11.24%

Equity Precious Metals	$ 7,791	(22.09)%	(2.47)%

Russell 2000	$ 30,982	209.82%	11.97%

S&P 500	$ 34,300	243.00%	13.12%

Average Annual Total Return for the Periods Ended December 31, 2018*

	1 Year	5 Years	10 Years

Midas Fund	(12.90)%	(4.78)%	(6.21)%

Midas Magic	(11.35)%	3.09%	11.24%

† For the 10 year period ended December 31, 2018.

*	The returns shown do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 MIDAS ANNUAL REPORT 2018

December 31, 2018 (Unaudited)
ALLOCATION OF PORTFOLIO HOLDINGS
Portfolio Commentary

*

Each Fund’s allocation of portfolio security holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors. Allocations of less than 1% in the aggregate are not shown. Allocations are subject to change.

MIDAS ANNUAL REPORT 2018 6

ABOUT YOUR FUND’S EXPENSES
Portfolio Commentary

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees (if applicable); and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and may redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the lines labeled “hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1-December 31, 2018 (a)	Annualized Expense Ratio

MIDAS FUND
Actual	$ 1,000.00	$ 870.97	$ 20.18	4.28%

Hypothetical (b)	$ 1,000.00	$ 1,003.63	$ 21.62	4.28%

MIDAS MAGIC
Actual	$ 1,000.00	$ 886.48	$ 16.59	3.49%

Hypothetical (b)	$ 1,000.00	$ 1,007.61	$ 17.66	3.49%

(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)  Assumes 5% total return before expenses.

7 MIDAS ANNUAL REPORT 2018

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	December 31, 2018

Common Stocks (115.89%)		Value

Major Precious Metals Producers (37.17%)

35,000	Agnico Eagle Mines Limited	$1,414,000
51,000	Fresnillo plc	558,598
44,000	Newcrest Mining Limited	675,279
43,000	Newmont Mining Corporation	1,489,950
16,000	Randgold Resources Limited ADR	1,333,910

		5,471,737

Intermediate Precious Metals Producers (49.81%)

225,000	Alamos Gold Inc.	810,000
275,000	B2Gold Corp. (a)	803,000
13,500	Endeavour Mining Corp. (a)	220,816
325,000	Evolution Mining Limited	844,275
14,500	Kirkland Lake Gold Ltd.	378,305
102,500	Northern Star Resources Limited	666,761
241,000	OceanaGold Corporation	878,738
45,000	Pretium Resources Inc. (a)	380,250
5,300	Royal Gold, Inc.	453,945
450,000	Saracen Mineral Holdings Limited (a)	928,227
80,000	SSR Mining Inc. (a)	967,200

		7,331,517

Junior Precious Metals Producers (9.10%)

15,000	Caledonia Mining Corporation PLC	78,805
400,000	Hummingbird Resources PLC (a)	109,784
47,800	Maverix Metals Inc. (a)	84,695
17,500	Osisko Gold Royalties Ltd.	153,650
900,000	Roxgold Inc. (a)	533,753
27,000	Sandstorm Gold Ltd. (a)	124,470
350,000	Silver Lake Resources Ltd. (a)	136,752
6,000	Wheaton Precious Metals Corp.	117,180

		1,339,089

Other Natural Resources Companies (19.81%)

34,534	Ciner Resources LP	740,754
24,643	iShares Silver Trust (a)	357,816
8,000	Minerals Technologies Inc.	410,720
11,600	SPDR Gold Trust (a)	1,406,500

		2,915,790

Total investments (Cost $18,338,084) (115.89%) (b)		17,058,133

Liabilities in excess of cash and other assets (-15.89%)		(2,338,437)

Net assets (100.00%)		$14,719,696

(a) Non-income producing.

(b) The Fund’s total investment portfolio value of $17,058,133 has been pledged as collateral for borrowings under the Fund’s credit facility.

ADR means “American Depositary Receipt.”

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2018 8

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	December 31, 2018

Common Stocks (117.09%)
Shares		Value

Automotive Dealers and Gasoline Service Stations (3.41%)

500	AutoZone, Inc. (a)	$419,170

Automotive Repair, Services, and Parking (2.13%)

800	AMERCO	262,488

Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (2.16%)

1,550	The Home Depot, Inc.	266,321

Business Services (37.78%)

1,670	Alphabet Inc. Class A (a)	1,745,083
13,400	Mastercard Incorporated Class A	2,527,910
6,500	Robert Half International Inc.	371,800
		4,644,793

Chemical and Allied Products (11.16%)

900	Biogen Inc. (a)	270,828
6,300	Johnson & Johnson	813,015
2,650	United Therapeutics Corporation (a)	288,585
		1,372,428

Communications (2.88%)

650	The Walt Disney Company	71,273
11,000	Viacom Inc. Class B	282,700
		353,973

Depository Institutions (5.40%)

6,800	JPMorgan Chase & Co.	663,816

Electronic and Other Electrical Equipment and Components, except Computer Equipment (6.55%)

5,000	Advanced Energy Industries, Inc. (a)	214,650
1,400	Broadcom Inc.	355,992
1,500	lPG Photonics Corporation (a)	169,935
1,750	Taiwan Semiconductor Manufacturing Company Ltd.	64,593
		805,170

Fabricated Metal Products, except Machinery and Transportation Equipment (1.48%)

1,250	Snap-on Incorporated	181,612

Food Stores (1.57%)

7,000	The Kroger Co.	192,500

See Notes to Financial Statements.
9 MIDAS ANNUAL REPORT 2018

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	concluded

Shares		Value

Home Furniture, Furnishings, and Equipment Stores (2.05%)

5,000	Williams-Sonoma, Inc.	$252,250

Industrial and Commercial Machinery and Computer Equipment (3.08%)

2,400	Apple Inc.	378,576

Insurance Carriers (16.91%)

8,330	Berkshire Hathaway, Inc. Class B (a)	1,700,819
7,500	Essent Group Ltd. (a)	256,350
1,500	Prudential Financial, Inc.	122,325
		2,079,494

Real Estate (2.79%)

10,000	Marcus & Millichap, Inc. (a)	343,300

Security and Commodity Brokers, Dealers, Exchanges, and Services (5.52%)

1,600	Ameriprise Financial Inc.	166,992
1,757	Diamond Hill Investment Group, Inc.	262,584
2,700	T. Rowe Price Group, Inc.	249,264
		678,840

Tobacco Products (1.30%)

5,000	British American Tobacco P.L.C.	159,300

Transportation By Air (1.18%)

5,500	Hawaiian Holdings, Inc.	145,255

Transportation Equipment (9.74%)

2,650	LCI Industries	177,020
1,750	Lear Corporation	215,005
5,500	Magna International Inc.	249,975
3,000	Oshkosh Corporation	183,930
4,500	PACCAR Inc.	257,130
2,200	Thor Industries, Inc.	114,400
		1,197,460

Total investments (Cost $8,701,102) (117.09%) (b)		14,396,746

Liabilities in excess of cash and other assets (-17.09%)		(2,101,616)

Net assets (100.00%)		$12,295,130

(a)	Non-income producing.

(b)	The Fund’s total investment portfolio value of $14,396,746 has been pledged as collateral for borrowings under the Fund’s credit facility.

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2018 10

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2018	MIDAS FUND	MIDAS MAGIC

Assets
Investments, at cost	$18,338,084	$8,701,102

Investments, at value	$17,058,133	$14,396,746
Cash	663	884
Receivables
Securities sold	639,994	-
Foreign withholding tax reclaims	22,911	-
Fund shares sold	4,655	150
Dividends	969	16,401
Interest	10	44
Prepaid expenses and other assets	36,677	11,750

Total assets	17,764,012	14,425,975

Liabilities
Credit facility borrowing	2,870,328	2,020,650
Payables
Accrued expenses	102,110	69,993
Fund shares redeemed	45,595	16,278
Investment management fees	12,253	10,491
Administrative services	6,976	6,797
Trustees	3,992	3,656
Distribution fees	3,062	2,980

Total liabilities	3,044,316	2,130,845

Net assets	$14,719,696	$12,295,130

Shares outstanding, $0.01 par value	13,568,723	762,386

Net asset value, offering, and redemption price per share	$1.08	$16.13

Net assets consist of
Paid in capital	$65,649,244	$5,905,677
Distributable earnings	(50,929,548)	6,389,453

	$14,719,696	$12,295,130

See Notes to Financial Statements.
11 MIDAS ANNUAL REPORT 2018

STATEMENTS OF OPERATIONS
Financial Statements

For the Year Ended December 31, 2018	MIDAS FUND	MIDAS MAGIC

Investment income
Dividends	$230,021	$213,320
Interest	1,214	113
Foreign tax withholding	(8,504)	(1,076)

Total investment income	222,731	212,357

Expenses
Investment management	155,670	139,726
Transfer agent	121,500	46,125
Interest and fees on credit facility	103,696	71,714
Administrative services	80,846	79,095
Distribution	38,917	36,350
Auditing	34,675	25,550
Shareholder communications	30,615	9,225
Registration	28,750	31,435
Bookkeeping and pricing	27,365	27,620
Trustees	15,310	15,360
Legal	14,755	12,990
Custodian	6,685	6,075
Insurance	5,220	4,015
Other	1,569	1,420

Total expenses	665,573	506,700
Expense reduction	(868)	(871)

Net expenses	664,705	505,829

Net investment loss	(441,974)	(293,472)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(3,807,260)	690,614
Foreign currencies	(1,356)	-
Unrealized appreciation (depreciation) on Investments	2,064,143	(1,972,385)
Translation of assets and liabilities in foreign currencies	(2,594)	-

Net realized and unrealized loss	(1,747,067)	(1,281,771)

Net decrease in net assets resulting from operations	$(2,189,041)	$(1,575,243)

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2018 12

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

For the Years Ended December 31, 2018 and 2017	MIDAS FUND		MIDAS MAGIC

	2018	2017	2018	2017
Operations
Net investment loss	$(441,974)	$(517,861)	$(293,472)	$(318,918)
Net realized gain (loss)	(3,808,616)	(11,442,472)	690,614	548,017
Unrealized appreciation (depreciation)	2,061,549	13,078,883	(1,972,385)	2,119,965

Net increase (decrease) in net assets resulting from operations	(2,189,041)	1,118,550	(1,575,243)	2,349,064

Distributions to shareholders (1)
Distributable earnings	-	-	(530,337)	(414,979)

Total distributions	-	-	(530,337)	(414,979)

Capital share transactions
Change in net assets resulting from capital share transactions	(1,145,794)	(1,898,315)	(860,456)	(316,211)
Redemption fees	1,079	10,824	59	45

Decrease in net assets resulting from capital share transactions	(1,144,715)	(1,887,491)	(860,397)	(316,166)

Total change in net assets	(3,333,756)	(768,941)	(2,965,977)	1,617,919

Net assets
Beginning of period	18,053,452	18,822,393	15,261,107	13,643,188

End of period (2)	$14,719,696	$18,053,452	$12,295,130	$15,261,107

Capital share transactions were as follows:

Value
Shares sold	$926,152	$3,318,450	$186,649	$321,572
Shares issued on reinvestment of distributions	-	-	497,996	391,922
Shares redeemed	(2,071,946)	(5,216,765)	(1,545,101)	(1,029,705)

Net decrease	$(1,145,794)	$(1,898,315)	$(860,456)	$(316,211)

Number
Shares sold	860,016	2,735,332	9,877	18,353
Shares issued on reinvestment of distributions	-	-	31,164	20,455
Shares redeemed	(1,903,969)	(4,166,116)	(80,951)	(59,159)

Net decrease	(1,043,953)	(1,430,784)	(39,910)	(20,351)

(1) The SEC eliminated the requirement to disclose the components of distributions paid in September 2018. Distributions paid for the year ended December 31, 2017 were from realized gain for Midas Magic.

(2) End of year net assets includes accumulated net investment loss of ($519,579) for the year ended December 31, 2017 for Midas Magic. The SEC eliminated the requirement to disclose accumulated net investment income in September 2018.

See Notes to Financial Statements.
13 MIDAS ANNUAL REPORT 2018

STATEMENTS OF CASH FLOWS
Financial Statements

For the Year Ended December 31, 2018	MIDAS FUND	MIDAS MAGIC
		.

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(2,189,041)	$(1,575,243)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	6,993,849	8,107,308
Purchase of long term investments	(6,108,861)	(5,754,959)
Unrealized (appreciation) depreciation of investments and foreign currencies	(2,061,549)	1,972,385
Net realized loss (gain) on sales of investments and foreign currencies	3,808,616	(690,614)
Net sales of short term investments	12,721	138,906
Increase in proceeds receivable from securities sold	(639,994)	-
Decrease (increase) in dividends receivable	3,368	(7,575)
Increase in interest receivable	(10)	(44)
Increase in prepaid expenses and other assets	(2,243)	(1,879)
Decrease in accrued expenses	(31,678)	(4,753)
Decrease in investment management fees payable	(2,581)	(1,818)
Decrease in administrative services payable	(9,669)	(5,488)
Decrease in distribution fees payable	(646)	(519)
Increase in trustees fees payable	74	401

Net cash (used in) provided by operating activities	(227,644)	2,176,108

Cash flows from financing activities
Credit facility borrowing (repayment), net	1,288,813	(800,350)
Net shares redeemed	(1,060,506)	(1,342,533)
Cash distribution paid to shareholders	-	(32,341)

Net cash provided by (used in) financing activities	228,307	(2,175,224)

Net change in cash	663	884

Cash
Beginning of period	-	-

End of period	$663	$884

Supplemental disclosure of cash flow information
Cash paid for interest on credit facility	$26,353	$41,558
Non-cash financing activities herein consisted of:
Reinvestment of distribution	$-	$497,996

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2018 14

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	December 31, 2018

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund and Midas Magic (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Company Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion and coins. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The Trust retains Midas Management Corporation (the “Investment Manager”) as the investment manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The Trust is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by each Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Funds’ custodian.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

15 MIDAS ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract, in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Each Fund may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/ dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by a Fund are normally charged to that Fund in the entirety. Expenses deemed to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Expense Reduction Arrangement – Through an arrangement with the Funds’ former custodian, State Street Bank and Trust Company (“SSB”), credits realized as a result of borrowing activity were used to reduce custodian expenses. Credits realized by the Funds during the year ended December 31, 2018 are shown as a reduction of total expenses in the Statement of Operations. This expense reduction arrangement terminated in June 2018.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2015 - 2017) or expected to be taken in the Funds’ 2018 tax returns.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds may record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas

MIDAS ANNUAL REPORT 2018 16

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Magic, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the Company Act. Under the plan and a related distribution agreement, each Fund pays the distributor, Midas Securities Group, Inc. (the “Distributor”), an affiliate of the Investment Manager, a fee at the annual rate of .25% based on the average daily net assets of each Fund for the maintenance of shareholder accounts and other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund and Midas Magic each reimbursed the Distributor $22,076 and $2,670, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the year ended December 31, 2018.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2018, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC

Compliance	$ 42,666	$ 42,695
Accounting	38,180	36,400
Total	$ 80,846	$ 79,095

Each trustee of the Trust who is not an employee of the Investment Manager or its affiliates is compensated by the Funds. These trustees receive fees for service as a trustee from the Funds and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each Fund for which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by a Fund are normally charged to the Fund in the entirety.

3  DISTRIBUTABLE EARNINGS  The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS FUND		MIDAS MAGIC

	Year ended December 31,		Year ended December 31,
Distributions paid from:	2018	2017	2018	2017

Long term capital gains	$ -	$ -	$ 530,337	$ 414,979

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC

Undistributed long-term capital gains (losses)	$(49,813,157)	$693,809
Net unrealized appreciation (depreciation) on investments and foreign currencies	(1,116,391)	5,695,644
Total	$(50,929,548)	$6,389,453

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

17 MIDAS ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS
Financial Statements

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign currency gains and losses. As of December 31, 2018, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

	MIDAS FUND	MIDAS MAGIC

Distributable earnings	$793,994	$296,659
Increase (decrease) in paid in capital	$(793,994)	$(296,659)

As of December 31, 2018, Midas Fund had a net capital loss carryover of $49,813,157, of which $937,298 of short term and $48,875,859 of long term losses may be carried forward indefinitely.

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) - Most publicly traded equity securities are valued usually at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

MIDAS ANNUAL REPORT 2018 18

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a summary of the inputs used as of December 31, 2018 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Common stocks	$17,058,133	$-	$-	$17,058,133

Total investments, at value	$17,058,133	$-	$-	$17,058,133

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Common stocks	$14,396,746	$-	$-	$14,396,746

Total investments, at value	$14,396,746	$-	$-	$14,396,746

During the year ended December 31, 2018, there were no transfers between level 1, level 2, and level 3. The Funds’ policy is to recognize transfers into and out of level 1, level 2, and level 3 at the end of a reporting period.

5 INVESTMENT TRANSACTIONS The aggregate cost of investments for tax purposes will depend on each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of December 31, 2018, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$18,170,623	$2,202,654	$(3,315,144)	$(1,112,490)

Midas Magic	$8,701,102	$6,630,319	$(934,675)	$5,695,644

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2018, were as follows:

	MIDAS FUND	MIDAS MAGIC

Purchases	$6,108,861	$5,754,959

Proceeds	$6,911,711	$8,107,308

6 CREDIT FACILITY Effective June 18, 2018, the Funds entered into a Revolving Credit Agreement and other related agreements (collectively, the “Credit Agreement”) with The Huntington National Bank (“HNB”), each Fund’s custodian, under which HNB may make loans to the Funds in such amounts as the Funds may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $6,000,000 for Midas Fund and $4,000,000 for Midas Magic, or (ii) 30% of a Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Each Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and each Fund retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBOR) plus 1.20%. An unused fee is charged equal to 0.125% per annum of the daily excess of the loan amount over the outstanding principal balance of the loan. The Funds were charged an origination fee of $7,500 for Midas Fund and $5,000 for Midas Magic upon entering into the Credit Agreement and such costs are amortized ratably through June 1, 2019, the maturity date of the Credit Agreement.

19 MIDAS ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Previously, the Funds had a Liquidity Agreement (“LA”) with SSB, formerly each Fund’s custodian and securities lending agent. The LA, which was terminated effective June 15, 2018, allowed Midas Fund and Midas Magic to draw up to $8 million and $4 million (maximum liquidity commitment), respectively, and included a securities lending authorization by the Funds to SSB to engage in agency securities lending and reverse repurchase activity. Interest was charged on the drawn amount at the rate of one-month LIBOR plus 1.20% per annum and a non-usage fee was charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum.

The outstanding loan balance under the Credit Agreement as of December 31, 2018, and the average daily amount outstanding, maximum amount outstanding, and weighted average interest rate related to the borrowings under the Credit Agreement and the LA for the year ended December 31, 2018, were as follows:

	MIDAS FUND	MIDAS MAGIC

Outstanding loan balance	$ 2,870,328	$ 2,020,650

Average daily amount outstanding	$ 969,201	$ 1,304,432

Maximum amount outstanding	$ 3,490,328	$ 2,857,000

Weighted average interest rate	3.36%	3.26%

7 PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

8 FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

9 LEVERAGE RISK The Funds may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/ 3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

10 CYBERSECURITY RISK With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their net asset values, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

11 CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

MIDAS ANNUAL REPORT 2018 20

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS FUND	For the Year Ended December 31,

	2018	2017	2016	2015	2014

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.24	$1.17	$0.71	$0.99	$1.38
Income (loss) from investment operations:
Net investment loss (1)	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.13)	0.10	0.49	(0.26)	(0.37)
Total from investment operations	(0.16)	0.07	0.46	(0.28)	(0.39)
Net asset value, end of period*	$1.08	$1.24	$1.17	$0.71	$0.99

Total Return	(12.90)%	5.98%	64.79%	(28.28)%	(28.26)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,720	$18,053	$18,822	$10,058	$14,260
Ratio of total expenses to average net assets	4.28%	4.23%	3.39%	4.00%	3.04%
Ratio of net expenses to average net assets (2)	4.27%	4.23%	3.39%	4.00%	3.04%
Ratio of net investment loss to average net assets	(2.84)%	(2.69)%	(2.49)%	(2.18)%	(1.69)%
Portfolio turnover rate	38%	10%	2%	11%	31%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 3.61%, 3.63%, 3.17%, 3.99%, and 2.97%, for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

MIDAS MAGIC	For the Year Ended December 31,

	2018	2017	2016	2015	2014

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$19.02	$16.58	$18.10	$23.05	$24.33
Income (loss) from investment operations:
Net investment loss (1)	(0.39)	(0.40)	(0.34)	(0.40)	(0.50)
Net realized and unrealized gain (loss) on investments	(1.78)	3.37	2.79	(0.38)	0.96
Total from investment operations	(2.17)	2.97	2.45	(0.78)	0.46
Less distributions:
Realized gains	(0.72)	(0.53)	(3.97)	(4.17)	(1.74)
Net asset value, end of period*	$16.13	$19.02	$16.58	$18.10	$23.05

Total Return	(11.35)%	17.89%	13.44%	(3.56)%	1.82%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$12,295	$15,261	$13,643	$13,142	$15,186
Ratio of total expenses to average net assets	3.49%	3.61%	4.04%	3.92%	3.59%
Ratio of net expenses to average net assets (2)	3.48%	3.61%	4.04%	3.92%	3.59%
Ratio of net investment loss to average net assets	(2.02)%	(2.28)%	(1.88)%	(1.79)%	(2.00)%
Portfolio turnover rate	37%	27%	49%	37%	30%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of net expenses (excluding loan interest and fees from the use of leverage) to average net assets was 2.99%, 3.16%, 3.82%, 3.81%, and 3.49%, for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
21 MIDAS ANNUAL REPORT 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MIDAS SERIES TRUST

NEW YORK, NEW YORK

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Midas Fund and Midas Magic (the “Funds”), each a series of Midas Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1989.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 19, 2019

MIDAS ANNUAL REPORT 2018 22

TRUSTEES OF THE FUNDS
	Supplemental Information	(Unaudited)

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Trust. The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-400-MIDAS (6432) and at www.MidasFunds.com.

INDEPENDENT TRUSTEES (1)
Name, Address (2), and Date of Birth	Trustee Since (3)	Principal Occupation and Business Experience for the Past Five Years	Number of Portfolios in Fund Complex Over- seen by Trustee (4)	Other Directorships Held by Trustee During the Past Five Years (5)

Jon Tomasson September 20, 1958	2017	Since 2002, Mr. Tomasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc.(8)

Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
INTERESTED TRUSTEE

Thomas B.Winmill (6) (7) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC, registered investment advisers (collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc., registered broker-dealers (collectively, the “Broker-Dealers”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”), and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of Midas Fund, Midas Magic, Dividend and Income Fund, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

			4	Global Self Storage, Inc. Eagle Bulk Shipping Inc. (8)

(1) Refers to trustees who are not “interested persons” of the Fund as defined under the Act. (2) Unless otherwise noted, the address of record for the trustees is 11 Hanover Square, New York, New York 10005. (3) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions. (4) The “Fund Complex” is comprised of each series of the Trust, Dividend and Income Fund, and Foxby Corp., which are managed by the Investment Manager or its affiliate. (5) Refers to directorships and trusteeships held by a trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (6) Thomas B. Winmill is an “interested person” (as defined in the Act) of the Trust because of his position with the Investment Manager. (7) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill. (8) Thomas B. Winmill and Jon Tomasson ceased serving as directors of Eagle Bulk Shipping Inc. in 2014.

Messrs. Tomasson and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board.

23 MIDAS ANNUAL REPORT 2018

OFFICERS OF THE TRUST
	Supplemental Information	(Unaudited)

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE TRUST
Name, Address (1), and Date of Birth	Title and Officer Since (2)	Principal Occupation and Business Experience for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer since 2014. Secretary and General Counsel since 2017.

Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation, a real estate company (“Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco, and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President since 2012. (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer since 2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012. (predecessor Fund: 2005)

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President since 2012.

Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

William M. Winmill (3) December 29, 1991	Vice President since 2017

Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of Dividend and Income Fund, Foxby Corp., and Midas Magic.

(1) Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. (2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 13, 2018. (3) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.

MIDAS ANNUAL REPORT 2018 24

Rev. 7/2017

PRIVACY POLICY

FACTS	WHAT DOES MIDAS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	∎ Social Security number	∎ Account transactions
	∎ Account balances	∎ Retirement assets
	∎ Transaction or loss history	∎ Checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Midas chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Midas share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

To Limit Sharing	∎ Call Midas at 212-785-0900 – our menu will prompt you through your choices; or
∎ Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 1-800-400-MIDAS (6432) or go to www.midasfunds.com
"................................................................................................................................................................

Mail-in Form
Leave Blank or [If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.
	Name	Mail to: Midas Funds 11 Hanover Square, 12th Floor New York, NY 10005
Address

City, State, Zip
Account #

25 MIDAS ANNUAL REPORT 2018

Who we are

Who is providing this notice?	Midas: Midas Fund and Midas Magic, each a series of Midas Series Trust, and Midas Securities Group, Inc.
What we do
How does Midas protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Midas collect my personal information?	We collect your personal information, for example, when you ∎ Open an account ∎ Buy securities from us ∎ Provide account information ∎ Give us your contact information ∎ Pay us by check
Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

∎  Affiliates from using your information to market to you

∎  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ Midas shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

∎  Midas does not share with nonafflliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Midas does not jointly market.

MIDAS ANNUAL REPORT 2018 26

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

POLICIES AND UPDATES

Certain provisions in the Trust’s Amended Trust Instrument and/or Bylaws (“Governing Documents”) could have the effect of depriving the owners of shares in a Fund of, among other things, bringing litigation against a Fund and/or any trustee, officer, employee or affiliate thereof. The foregoing summary is subject to the Governing Documents of the Trust, which are on file with the SEC and available on the Trust’s website http://www.MidasFunds.com.

The Midas Funds are part of a fund complex which includes Foxby Corp. and Dividend and Income Fund.

Please Note - There is no assurance that a Fund’s investment objectives will be attained. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

You should consider the investment objectives, risks, and charges and expenses of the Midas Funds carefully before investing. The prospectus and each summary prospectus contain this and other information about the Midas Funds. To obtain a copy of the prospectus and each summary prospectus, please contact us at 1-800-400-MIDAS (6432) or download them at http://midasfunds.com/shareholderreports.html. Please read the prospectus and each summary prospectus carefully before investing.

Midas Fund invests in securities of companies involved in the business of mining, processing, fabricating, distributing, or otherwise dealing in natural resources and precious metals. Midas Fund is subject to risks including, but not limited to, those associated with market fluctuations, foreign investment, non-diversification, concentration, investments in gold, silver, platinum, and other precious metals, natural resource companies, depletion and exploration risk, and in-kind redemptions.

Investment products, including shares of the Funds, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders and prospective investors as candidly as possible because we believe shareholders and prospective investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, the Midas Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws which may or may not be accurate and may be materially different over future periods. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Midas Funds invest, management risk, and other risks discussed in the Midas Funds’ filings with the SEC. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which speak only as of the date they are made.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

27 MIDAS ANNUAL REPORT 2018

INVEST WITH MIDAS
	Account Information	(Unaudited)

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1 ,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Systematic Investment Program and open an account for only $100, and make subsequent monthly investments of $1 00 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com, click THE MIDAS TOUCH® Account Access at the top menu bar and then log in.

(2)	after logging in, under Web User Profile, click on Edit next to Delivery Mode Settings, and

(3)

on this page you can choose to have confirmation statements, regulatory documents, such as annual and semi-annual reports and prospectuses, account statements and/or tax forms, sent to your e-mail address. That’s it!

MIDAS ANNUAL REPORT 2018 28

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1   Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2   Follow the instructions and complete the information to open a new account.

3   Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.

1

REGISTRATION   If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER   You must be a U.S. citizen with a U.S. mailing address. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5

SHAREHOLDER COMMUNICATIONS   Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 of the Account Application. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6

COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7

MIDAS SHAREHOLDER SERVICES - MIDAS SYSTEMATIC INVESTMENT PROGRAM/ THE MIDAS TOUCH® With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCH can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, Box 46707, Cincinnati, OH 45246-0707.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE   Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 A.M. AND 6 P.M . ET ON BUSINESS DAYS.

29 MIDAS ANNUAL REPORT 2018

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone

E-mail Address

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND		MIDAS MAGIC		TOTAL
$	+	$	=	$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks in the sentence in brackets below and mail to Midas.

[Assigned Midas account number                                               and the date the wire was sent                             .]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares. ☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

AR18

MIDAS ANNUAL REPORT 2018 30

6 COST BASIS  If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost  ☐ First In, First Out  ☐ Last In, First Out  ☐ Low Cost, First Out   ☐ High Cost, First Out

☐ Specific Lot Identification  We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all Midas Funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH -  Check the box for the service(s) you want for your account, and below please attach a voided check.

☐   Midas Systematic Investment Program - Starting                              (date) automatically purchase shares of                                      (Fund Name) each month by transferring $                                                   ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐   THE MIDAS TOUCH -  All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Systematic Investment Program or to get THE MIDAS TOUCH,

please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date This Account Application must be signed and completed by all authorized signers.

31 MIDAS ANNUAL REPORT 2018

With THE MIDAS TOUCH, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to:

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Systematic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund exchanges between the Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 46707 CINCINNATI, OH 45246-0707 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

There is no assurance that a Fund’s investment objectives will be attained. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging through the Systematic Investment Program does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member: FINRA.

PO Box 46707

Cincinnati, OH 45246-0707

Sign up for electronic delivery at www.MidasFunds.com/e-delivery

AR18

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Jon Tomasson and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2018 - $46,250
2017 - $46,250

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2018 - $4,000
2017 - $4,000

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2018 - $9,500
2017 - $9,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2018 - $0
2017 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $43,000 in 2018 and $38,500 in 2017.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        Not applicable because the registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

  There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 4, 2019	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 4, 2019	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 4, 2019	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 4, 2019	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer